                                                                    EXHIBIT 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-116076), Form S-8 (No. 333-114512) and Form S-4 (No. 333-112309) of Laidlaw International, Inc. of our report dated November 18, 2003 relating to the financial statements for the period ended August 31, 2003, which appears in this Form 10-K.


PricewaterhouseCoopers LLP
Chartered Accountants
Mississauga, Ontario
November 9, 2004